UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/11/2005

ITT Educational Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-13144

DE	36-2061311
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

13000 North Meridian Street, Carmel, IN 46032-1404
(Address of Principal Executive Offices, Including Zip Code)

317-706-9200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On May 3, 2005, Daniel M. Fitzpatrick was elected Senior Vice President, Chief Financial Officer of the Registrant by its Board of Directors, effective June 6, 2005. The information set forth under Item 5.02 of this report is incorporated in this Item 1.01 by reference.

Under the terms of his employment arrangement with the Registrant, Mr. Fitzpatrick will receive a base salary payable at an annual rate of $235,000. Mr. Fitzpatrick was also granted a stock option as of June 6, 2005 to purchase 18,245 shares of the Registrant's common stock at a price equal to the fair market value of the stock at the close of business on June 3, 2005. The option will vest in three equal annual installments beginning one year from the date of grant and will expire on the seventh anniversary date of the grant. Mr. Fitzpatrick will participate in the Registrant's 2005 Executive Bonus Parameters disclosed in the Registrant's current report on Form 8-K dated January 25, 2005 and incorporated herein by reference.

In his new position, Mr. Fitzpatrick will also have an allowance to be used for tax return preparation and financial planning, and tickets to sporting, theater and other events.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The following information is furnished pursuant to Sub-items (b) and (c) of Item 5.02:

(b) On May 3, 2005, Daniel M. Fitzpatrick was elected Senior Vice President, Chief Financial Officer of the Registrant, which is the principal financial officer of the Registrant, by its Board of Directors, effective June 6, 2005. This position has been filled on an interim basis since April 26, 2005 by Kevin M. Modany, the President and Chief Operating Officer of the Registrant, as disclosed in the Registrant's current report on Form 8-K dated April 26, 2005 and incorporated herein by reference. Prior to his appointment as President and Chief Operating Officer, Mr. Modany served as the Senior Vice President and Chief Financial Officer of the Registrant. Mr. Modany will continue to serve as Chief Financial Officer of the Registrant until June 6, 2005.

(c) Mr. Fitzpatrick, age 45, will serve as Senior Vice President, Chief Financial Officer of the Registrant beginning June 6, 2005. From July 1998 through May 2005, he served as Senior Vice President and Controller of Education Management Corporation, a provider of postsecondary education.

The press release issued by the Registrant dated May 11, 2005 reporting Mr. Fitzpatrick's appointment as Senior Vice President, Chief Financial Officer of the Registrant is incorporated herein by reference and furnished to the Securities and Exchange Commission as Exhibit 99.1.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ITT Educational Services, Inc.

Date: May 11, 2005.	By:	/s/ Clark D. Elwood
Clark D. Elwood
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	ITT EDUCATIONAL SERVICES, INC. APPOINTS DANIEL M. FITZPATRICK AS SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER